EXHIBIT 99.10
                                                                   -------------
                                                                  EXECUTION COPY
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                             SHAREHOLDERS AGREEMENT

                                      among

                the Persons listed on the signature pages hereof

                                       and

                      Heartland Springs Investment Company

                           Dated as of April 24, 2001



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                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----


ARTICLE I
      DEFINITIONS............................................................1

ARTICLE II
      REPRESENTATIONS AND WARRANTIES........................................10
      Section 2.1.   Representations and Warranties of Each Family
                     Shareholder............................................10
      Section 2.2.   Representations and Warranties of Each Investor........11

ARTICLE III
      COVENANTS.............................................................12
      Section 3.1.   Covenants of Family Shareholders.......................12
      Section 3.2.   Covenants of Investors and Newco.......................13
      Section 3.3.   Mutual Covenants.......................................13

ARTICLE IV
      CORPORATE GOVERNANCE AND MANAGEMENT...................................14
      Section 4.1.   Composition of the Board...............................14
      Section 4.2.   Removal of Directors...................................15
      Section 4.3.   Vacancies..............................................15
      Section 4.4.   Meetings of the Board..................................15
      Section 4.5.   Action by the Board....................................15
      Section 4.6.   Board Committees.......................................17
      Section 4.7.   Chief Executive Officer................................17
      Section 4.8.   Capitalization.........................................18
      Section 4.9.   Preemptive Right.......................................18
      Section 4.10.  Additional Investor Investment.........................19
      Section 4.11.  Dividend Policy........................................20

ARTICLE V
      RESTRICTIONS ON TRANSFER..............................................20
      Section 5.1.   General................................................20
      Section 5.2.   Transfers to Permitted Transferees.....................20
      Section 5.3.   Legend.................................................21

ARTICLE VI
      REGISTRATION RIGHTS...................................................21
      Section 6.1.   Demand Registrations...................................21
      Section 6.2.   Company Preemption.....................................22
      Section 6.3.   Piggyback Registrations................................22
      Section 6.4.   Lock-up................................................23
      Section 6.5.   The Company's Right to Delay Demand Registration.......24
      Section 6.6.   Indemnification by the Company.........................24
      Section 6.7.   Indemnification by the Registration Rights Party.......25



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      Section 6.8.   Notices of Claims......................................26
      Section 6.9.   Other Indemnification..................................26
      Section 6.10.  Indemnification Payments...............................26
      Section 6.11.  Registration Covenants of the Company..................26
      Section 6.12.  Shelf Registrations....................................28
      Section 6.13.  Expenses...............................................28
      Section 6.14.  Assignment of Registration Rights......................29
      Section 6.15.  Rule 144...............................................29

ARTICLE VII
      REALIZATION Process...................................................29
      Section 7.1.   Phase One..............................................29
      Section 7.2.   Phase Two..............................................30
      Section 7.3.   Rights of First Refusal................................31
      Section 7.4.   Drag-Along Rights......................................32
      Section 7.5.   Restrictions on Realization Process....................32

ARTICLE VIII
      FEES AND OTHER PAYMENTS...............................................33
      Section 8.1.   Heartland Fee..........................................33
      Section 8.2.   Advisors' Fees.........................................33

ARTICLE IX
      OTHER COVENANTS AND AGREEMENTS........................................33
      Section 9.1.   Family Representative..................................33
      Section 9.2.   Investor Representative................................33
      Section 9.3.   Confidentiality........................................34
      Section 9.4.   Financial Information and Other Reports................34
      Section 9.5.   Further Assurances.....................................35

ARTICLE X
      MISCELLANEOUS.........................................................36
      Section 10.1.  Effectiveness; Termination.............................36
      Section 10.2.  Governing Law..........................................36
      Section 10.3.  Jurisdiction; Waiver of Jury Trial.....................36
      Section 10.4.  Amendment; Waiver......................................37
      Section 10.5.  Assignment; No Third Party Beneficiaries...............37
      Section 10.6.  Notices................................................37
      Section 10.7.  Remedies...............................................39
      Section 10.8.  Specific Performance...................................39
      Section 10.9.  Severability...........................................39
      Section 10.10. Integration............................................39
      Section 10.11. Section Headings.......................................39
      Section 10.12. Counterparts...........................................39



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Exhibits
--------

Exhibit A:  Family Shareholders
Exhibit B:  Amended and Restated Articles of Incorporation of Springs
            Industries, Inc.
Exhibit C: Amended and Restated Bylaws of Springs Industries, Inc. Exhibit D: Initial Directors
Exhibit E:  Form of Joinder Agreement
Exhibit F:  Financing and Investment Banking Fees











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                             SHAREHOLDERS AGREEMENT


            SHAREHOLDERS AGREEMENT pursuant to Section 33-7-310 of the South Carolina Business Corporation Act, dated as of April 24, 2001, among Heartland Industrial Partners, L.P. ("Heartland") and the other Heartland Entities listed on the signature pages hereof under the heading "Heartland Entities," the Persons added as co-investors by Joinder Agreement prior to the Effective Time (collectively, "Co-Investors"), the Persons listed on the signature pages hereof under the heading "Family Shareholders" (collectively, the "Family Shareholders") and Heartland Springs Investment Company, a South Carolina corporation ("Newco").

                                    RECITALS

            A. Concurrently with the execution and delivery of this Agreement, Springs Industries, Inc., a South Carolina corporation (the "Company"), and Newco are entering into a Recapitalization Agreement, dated as of the date hereof (as the same may from time to time be modified, supplemented or restated, the "Recapitalization Agreement"), providing for a recapitalization transaction to be effected by means of a merger of Newco with and into the Company (the "Merger" and, together with the financing thereof and the other transactions contemplated thereby and hereby to occur on the date of the Merger, the "Transaction"), upon the terms and subject to the conditions set forth therein.

            B. Immediately following the Merger, assuming no Rollover Elections (as that term is defined in the Recapitalization Agreement) are made,
(i) the Investors, directly or through a subsidiary, will own, beneficially and of record, approximately 45% of the then outstanding shares of the common stock, par value $.25 per share, of the Company (the "Company Common Stock") and (ii) the Family Shareholders will own, beneficially and of record, in the aggregate, approximately 55% of the then outstanding shares of Company Common Stock.

            C. The parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations relating to the Merger and their ownership of stock of the Company following the Merger. The parties understand and acknowledge that, except for Articles II and III and the relevant provisions of Articles I and X, this Agreement shall be effective, and the rights and obligations of the parties under this Agreement shall commence, as of the Effective Time.

            NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

            The following terms, as used in this Agreement, have the following meanings:

            "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. Control of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or executor or otherwise) and shall be deemed to exist upon the ownership of securities entitling the holder thereof to exercise


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more than 50% of the voting power in the election of directors of such Person
(or other persons or body performing similar functions) under ordinary circumstances. For purposes of this Agreement, neither the Investors nor any Family Shareholder shall constitute an Affiliate of the Company or any Subsidiary or be deemed an Affiliate of one another solely by virtue of this Agreement.

            "Affiliate Agreement" means any agreement, commitment or arrangement between the Company or any Subsidiary, on the one hand, and any Shareholder or any Affiliate of a Shareholder, on the other hand.

            "Asset Acquisition" means (i) any Investment by the Company or any Subsidiary in any other Person, or any acquisition or purchase of capital stock of any other Person by the Company or any Subsidiary, in either case pursuant to which such Person shall (a) become a Subsidiary or (b) shall be merged with or into the Company or any Subsidiary or (ii) any acquisition by the Company or any Subsidiary of the assets of any Person which constitute substantially all the assets of a division, line of business, operating unit or manufacturing facility of such Person or which is otherwise outside of the ordinary course of business.

            "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary (other than a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a wholly owned Subsidiary), including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of:

            (i) any shares of capital stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary);

            (ii) all or substantially all the assets of any division, line of business, operating unit or manufacturing facility of the Company or any Subsidiary; or

            (iii) any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary.

            "Bank" has the meaning given in Section 7.1.

            "Base Amount" means, at any time of determination, the lower of (1) the largest number of shares of Company Common Stock (appropriately adjusted for stock splits, stock dividends, combinations, subdivisions and similar events) owned at any previous time after the Effective Time by the Investors, in the aggregate, or (2) the largest number of shares of Company Common Stock (appropriately adjusted for stock splits, stock dividends, combinations, subdivisions and similar events) owned at any previous time after the Effective Time by the Family Shareholders, in the aggregate, in each case after taking into account any sales of shares of Company Common Stock made by the Family Shareholders to the Investors in connection with, and substantially contemporaneously with, the completion of the Merger.

            "Blackout Period" has the meaning given in Section 6.5.



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            "Board" means the board of directors of the Company immediately following the Effective Time and at all times thereafter.

            "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

            "Charitable Contribution Committee" has the meaning given in
Section 4.6(b).

            "Co-Investors" has the meaning given in the Introduction and includes any Person (other than a Heartland Entity, a Family Shareholder, an Affiliate of a Family Shareholder or a Direct Permitted Transferee of a Family Shareholder) that (1) acquires Equity Interests from (a) an Investor (as a Direct Permitted Transferee of such Investor), (b) the Company (as a result of the exercise of preemptive rights transferred from an Investor to such Person or the performance of the obligation set forth in Section 4.10) or (c) a Family Shareholder (as a Permitted Transferee, but not a Direct Permitted Transferee, of such Family Shareholder), in each case in accordance with this Agreement and
(2) becomes a party to this Agreement by executing and delivering a Joinder Agreement substantially in the form attached hereto as Exhibit E.

            "Company" has the meaning given in Recital A and includes any successor thereto, whether by merger, consolidation or otherwise.

            "Company Common Stock" has the meaning given in Recital B, and includes any stock having ordinary power to vote for election of Directors into which such common stock may thereafter be converted or exchanged.

            "Consolidated EBITDA" means for any period, with respect to the Company and its Subsidiaries, Consolidated Net Income for such period (i) plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (A) total income and franchise tax expense, (B) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions and discounts and other fees and charges associated with Indebtedness, (C) depreciation and amortization expense, (D) amortization of intangibles (including, but not limited to, goodwill), (E) other non-cash charges, (F) any extraordinary expenses or losses (including losses on sales of assets other than inventory sold in the ordinary course of business), (G) any fees and expenses associated with the Transaction,
(H) any fees payable pursuant to Section 8.2 or pursuant to the Services Agreement and (I) charitable contributions made as contemplated by Section 4.6(b), and (ii) minus, without duplication, (A) any extraordinary income or gains (including gains on the sales of assets, other than inventory sold in the ordinary course of business) other than any income from discontinued operations and (B) non-cash income included in Consolidated Net Income, all as determined on a consolidated basis.

            "Consolidated Net Income" means for any period, the consolidated net after tax income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

            "Consolidated Total Indebtedness" means, as of any date of determination, an amount equal to the aggregate amount of all Indebtedness of the Company and its Subsidiaries,



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determined on a consolidated basis in accordance with GAAP, outstanding as of such date, after giving effect to any incurrence of Indebtedness and the application of the net proceeds therefrom giving rise to such determination.

            "Demand" has the meaning given in Section 6.1(a).

            "Demanding Party" has the meaning given in Section 6.1(a).

            "Demand Registration" has the meaning given in Section 6.1(a).

            "Demand Shares" has the meaning given in Section 6.1(a).

            "Director" means a member of the Board.

            "Direct Permitted Transferee" has, with respect to any Person, the meaning given under the definition of "Permitted Transferee."

            "Drag-Along Notice" has the meaning given in Section 7.4.

            "Drag-Along Sellers" has the meaning given in Section 7.4.

            "Effective Time" means the effective time of the Merger.

            "Eligible Offering" has the meaning given in Section 4.9(a).

            "Eligible Shareholder" has the meaning given in Section 4.9(d).

            "End Date" has the meaning given in Section 7.1.

            "Equity Interests" means (i) shares of Company Common Stock, (ii) options, warrants or other rights to acquire shares of Company Common Stock,
(iii) any other securities or instruments convertible, exercisable or exchangeable for shares of Company Common Stock or (iv) any other security or instrument which provides, directly or indirectly (upon conversion, exercise, exchange or otherwise) for participation in the earnings or cash flow of the Company.

            "Equity Securities" means any Equity Interest or any shares of other capital stock, whether common or preferred, of the Company, or options, warrants or other rights to acquire any such shares or any other securities convertible, exchangeable or exercisable for any of the foregoing.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Excluded Offering" has the meaning given in Section 4.9(c).

            "Family Director" has the meaning given in Section 4.1(a).

            "Family Representative" has the meaning given in Section 9.1.



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            "Family Shareholder" has the meaning given in the Introduction and includes any Person (other than an Investor, an Affiliate of an Investor or a Direct Permitted Transferee of an Investor) that (1) acquires Equity Interests from (a) a Family Shareholder (as a Direct Permitted Transferee of such Family Shareholder), (b) the Company (as a result of the exercise of preemptive rights transferred from a Family Shareholder to such Person) or (c) an Investor (as a Permitted Transferee, but not a Direct Permitted Transferee, of such Investor), in each case in accordance with this Agreement and (2) becomes a party to this Agreement by executing and delivering a Joinder Agreement substantially in the form attached hereto as Exhibit E.

            "Financing Lease" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

            "GAAP" means the accounting principles and practices generally accepted from time to time in the United States.

            "Heartland" has the meaning given in the Introduction.

            "Heartland Entity" means any of (i) Heartland, (ii) Heartland Industrial Partners (FF), L.P., (iii) Heartland Industrial Partners (E1), L.P.,
(iv) Heartland Industrial Partners (K1), L.P., (v) Heartland Partners (C1), L.P., (vi) Heartland Industrial Associates L.L.C. and (vii) any Affiliate of any of the foregoing.

            "Indebtedness" means, without duplication, (i) all indebtedness of the Company and its Subsidiaries for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and accrued expenses incurred in the ordinary course of business),
(ii) any other indebtedness of the Company and its Subsidiaries which is evidenced by a note, bond, debenture or similar instrument, (iii) all obligations of the Company and its Subsidiaries under Financing Leases, (iv) all obligations of the Company and its Subsidiaries in respect of banker acceptances issued or created for the account of the Company and its Subsidiaries and (v) all liabilities secured by any Lien on any property owned by the Company and its Subsidiaries even though the Company and its Subsidiaries have not assumed or otherwise become liable for the payment thereof; provided, however, that the amount of such Indebtedness of the Company and its Subsidiaries described in this subclause (v) shall, for purpose of this Agreement, be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property or asset encumbered, as determined by the Company in good faith.

            "Initial Price" means $46.00 per share of Company Common Stock.

            "Initial Public Offering" means the first registered underwritten public offering of Company Common Stock on a primary basis following the Effective Time.

            "Investment" in any Person means any, direct or indirect, advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extension of credit (including by way of guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or



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other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of capital stock, Indebtedness or other similar instruments issued by such Person.

            "Investor Director" has the meaning given in Section 4.1(a).

            "Investor Representative" has the meaning given in Section 9.2.

            "Investors" means the Heartland Entities and the Co-Investors.

            "Leverage Ratio" means, at any date of determination, the ratio of Consolidated Total Indebtedness of the Company and its Subsidiaries on such date to Consolidated EBITDA of the Company and its Subsidiaries for the period of four consecutive fiscal quarters of the Company ending most recently prior to or on such date; provided, however, that:

            (i) if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Disposition for such period or increased by an amount equal to the Consolidated EBITDA (if negative) directly attributable thereto for such period;

            (ii) if since the beginning of such period, the Company or any Subsidiary (by merger or otherwise) shall have made an Asset Acquisition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Asset Acquisition occurred on the first day of such period; and

            (iii) if since the beginning of such period, any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or any Asset Acquisition that would have required an adjustment pursuant to subclause (i) or (ii) above if made by the Company or a Subsidiary during such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or Asset Acquisition had occurred on the first day of such period.

            For purposes of this definition, whenever pro forma effect is to be given to a transaction, (1) the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company and
(2) such pro forma calculation may include adjustments appropriate to reflect, without duplication, (A) such transaction to the extent such adjustments may be reflected in the preparation of pro forma financial information in accordance with the requirements of GAAP and Article 11 of Regulation S-X under the Exchange Act; and (B) the annualized amount of recurring operating expense reductions reasonably expected to be realized in the six months following any such Asset Acquisition made during any of the four fiscal quarters constituting the four-quarter reference period prior to the date of determination; provided that, in either case, such adjustments are set forth in a certificate signed by the Company's Chief Financial Officer which states (a) the amount of such adjustment or



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adjustments and (b) that such adjustment or adjustments are based on the good faith beliefs of the Chief Financial Officer executing such certificate at the time of such execution.

            "Lien" means any mortgage, lien, pledge, charge, encumbrance, security interest or other adverse claim.

            "Liquidity Event" has the meaning given in Section 7.1.

            "Merger" has the meaning given in Recital A.

            "Newco" has the meaning given in the Introduction and shall mean the Company from and after the Effective Time.

            "Permitted Transferee" means

            (i) in the case of any Heartland Entity, (A) any Affiliate of any Heartland Entity; (B) any equity investor in any Heartland Entity or in any Affiliate of any Heartland Entity and any Affiliate of any such equity investor; (C) any Co-Investor and any Affiliate of any Co-Investor; (D) any Family Shareholder and any Affiliate of any Family Shareholder and any Direct Permitted Transferee of any Family Shareholder; and (E) any other financially motivated passive co-investor to whom Company Common Stock is sold within 90 days after its purchase by any Heartland Entity (including pursuant to the Transaction) that is reasonably acceptable to the Family Representative (any such Permitted Transferee referred to in subclauses
     (A), (B), (C) or (E) of this subclause (i) is referred to as a "Direct Permitted Transferee" of a Heartland Entity);

            (ii) in the case of a Family Shareholder, (A) any other Family Shareholder and any Affiliate of any Family Shareholder; (B) a spouse or lineal descendant (whether natural or adopted), sibling (whether natural or adopted), parent, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of such Family Shareholder or of any beneficiary of such Family Shareholder (if such Family Shareholder is a trust); (C) any charitable organization described in Section 170(c) of the U.S. Internal Revenue Code of 1986, as amended; (D) any trust, the trustees of which include only the Persons named in subclause (A) or (B) and any financial institution serving as a professional trustee, and the beneficiaries of which include only the Persons named in subclause (A), (B) or (C); (E) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in subclause (A), (B) or (D); (F) if such Family Shareholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust; and (G) any Investor and any Affiliate of any Investor and any Direct Permitted Transferee of any Investor (any such Permitted Transferee referred to in subclauses (A)-(F) of this subclause (ii) is referred to as a "Direct Permitted Transferee" of a Family Shareholder); and

            (iii) in the case of any Co-Investor, (A) any Affiliate of such Co-Investor; (B) any Heartland Entity and any Direct Permitted Transferee of any Heartland Entity; and (C) any Family Shareholder and any Affiliate of any Family Shareholder and any Direct



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     Permitted Transferee of any Family Shareholder (any such Permitted
     Transferee referred to in subclauses (A) or (B) of this subclause (iii) is referred to as a "Direct Permitted Transferee" of a Co-Investor).

            "Person" means an individual, corporation, limited liability company, partnership, trust or other entity, including a governmental or political subdivision or an agency or instrumentality thereof.

            "Phase One" has the meaning given in Section 7.1.

            "Phase One Group" has the meaning given in Section 7.1.

            "Phase Two" has the meaning given in Section 7.2.

            "Phase Two Group" has the meaning given in Section 7.2.

            "Phase Two Shares" has the meaning given in Section 7.3(a).

            "Piggybacking Party" has the meaning given in Section 6.3(a).

            "Piggyback Registration" has the meaning given in Section 6.3(a).

            "Piggyback Shares" has the meaning given in Section 6.3(a).

            "Preemptive Issuances" has the meaning given in Section 4.9(a).

            "Preemptive Notice" has the meaning given in Section 4.9(b).

            "Proportionate Percentage" means, with respect to any Eligible Shareholder as of any given date with respect to an Eligible Offering, the number (expressed as a percentage) obtained by dividing (A) the number of shares of Company Common Stock owned by such Eligible Shareholder as of such date by
(B) the total number of shares of Company Common Stock held by all Eligible Shareholders, in each case, assuming all Equity Interests convertible into or exchangeable or exercisable for Company Common Stock have been so converted and after giving effect to any Preemptive Issuance being subscribed to by Investors at the time of the Eligible Offering.

            "Qualified Public Offering" means one or more underwritten public offerings of Company Common Stock resulting (i) in the listing of the Company Common Stock on a national securities exchange or the Nasdaq National Market and
(ii) in shares representing 20% of the outstanding Company Common Stock having been sold in public offerings.

            "Realization Process" has the meaning given in Section 7.1.

            "Realization Sale Notice" has the meaning given in Section 7.2.

            "Realization Sale Price" has the meaning given in Section 7.2.

            "Realization Sale Purchaser" has the meaning given in Section 7.2.



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            "Realization Sale Rightholder Option Period" has the meaning given in Section 7.3(a).

            "Realization Sale Rightholders" has the meaning given in
Section 7.3(a).

            "Realization Sale Right Notice" has the meaning given in
Section 7.3(b).

            "Realization Sale Terms" has the meaning given in Section 7.2.

            "Realization Sale Transaction" has the meaning given in Section 7.2.

            "Recapitalization Agreement" has the meaning given in Recital A.

            "Registrable Shares" means any of (i) the Equity Interests owned by any Shareholder at the time of determination and (ii) any other securities issued or issuable with respect to the Equity Interests by way of a stock split, stock dividend, reclassification, subdivision or reorganization, recapitalization or similar event. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such holder pursuant to such registration statement, (b) such securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force) promulgated under the Securities Act,
(c) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (d) such securities shall have ceased to be outstanding; provided that any such Equity Interests or securities held by any Heartland Entity or Family Shareholder shall remain Registrable Shares so long as held by them.

            "Registration Party" means any holder of Registration Shares.

            "Registration Shares" means any Demand Shares and any Piggyback Shares.

            "Registration Statement" has the meaning given in
Section 6.11(a)(i).

            "Remaining Shares" has the meaning given in Section 4.9(b).

            "Representative" means either of the Investor Representative or the Family Representative.

            "Second Round Shareholders" has the meaning given in Section 4.9(b).

            "Securities Act" means the Securities Act of 1933, as amended.

            "Services Agreement" means the services agreement by and between the Company and The Heartland Industrial Group LLC, in the form set forth in
Section 9.02(e) of Newco's disclosure schedule to the Recapitalization
Agreement.

            "Shareholder" means each Investor and Family Shareholder. A Person shall cease to be a Shareholder when such Person ceases to own, beneficially or of record, any Equity Interests and Registrable Shares.

            "Shareholder Representatives" has the meaning given in Section
9.3(b).

            "South Carolina Court" has the meaning given in Section 10.3(a).

            "Special Approval Committee" has the meaning given in Section
4.5(a).

            "Specified Matters" has the meaning given in Section 4.5(b).

            "Start Date" has the meaning given in Section 7.1.

            "Subsidiary" means any corporation, limited liability company, partnership or other entity of which the stock or membership, general or limited partnership or other ownership interests having ordinary power to elect a majority of the board of directors (or other persons or bodies performing similar functions) are directly or indirectly owned by the Company.

            "Transaction" has the meaning given in Recital A.

            "Transfer" has the meaning given in Section 5.1(a).


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

            Section 2.1. Representations and Warranties of Each Family Shareholder. Each Family Shareholder, severally and not jointly, hereby represents and warrants to the Investors as follows:

            (a) Authority for this Agreement. Such Family Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Family Shareholder and, to the extent of such Family Shareholder's several obligations hereunder, constitutes a valid and binding obligation of such Family Shareholder enforceable in accordance with its terms. If such Family Shareholder is married and the common stock of the Company held by such Family Shareholder constitutes community property or otherwise needs spousal or other approval for this Agreement to be legal, valid and binding with respect to such common stock, this Agreement has also been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Family Shareholder's spouse, enforceable against such spouse in accordance with its terms. If such Family Shareholder is a trust, any consent of any beneficiary of such trust required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby has been obtained.

            (b) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach or constitute a default (with or without notice of lapse of time or both) under any provision of any trust agreement, partnership agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Family Shareholder or to such Family Shareholder's property or assets.

            (c) The Subject Shares. Such Family Shareholder is the record and beneficial owner of, or is a trust that is the record holder of and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the shares of common stock of the Company set forth opposite such Family Shareholder's name on Exhibit A hereto, in each case free and clear of all Liens. As of the Effective Time, such Family Shareholder will have the sole right to vote, or to dispose of, such common stock, and none of such common stock will be subject to any agreement, arrangement or restriction with respect to the voting of such common stock, except as contemplated by this Agreement. Except for this Agreement and, if such Family Shareholder is a trust, in accordance with the terms of such trust,
     (i) there are, and as of the Effective Time there will be, no agreements or arrangements of any kind, contingent or otherwise, obligating such Family Shareholder to Transfer any of the common stock of the Company and (ii) no Person has, nor as of the Effective Time will any Person have, any contractual or other right or obligation to purchase or otherwise acquire any of the common stock of the Company held by such Family Shareholder. From February 19, 2001 until the date hereof, no Family Shareholder has Transferred any shares of common stock of the Company.

            Section 2.2.   Representations and Warranties of Each Investor.
Each Investor, severally and not jointly, hereby represents and warrants to each Family Shareholder as follows:

            (a) Authority for this Agreement. Such Investor has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Investor, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the such Investor. This Agreement has been duly executed and delivered by such Investor and, to the extent of such Investor's several obligations hereunder, constitutes a valid and binding obligation of such Investor enforceable in accordance with its terms.

            (b) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach or constitute a default (with or without notice or lapse of time or both) under any provision of the constitutive documents of such Investor, any trust agreement, partnership agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Investor or to such Investor's property or assets.

            (c) The Subject Shares. Such Investor is not the beneficial owner of any shares of common stock of the Company.

                                   ARTICLE III
                                    COVENANTS

            Section 3.1. Covenants of Family Shareholders. Each Family Shareholder, severally and not jointly, hereby covenants as follows:

            (a) Dispositions of Company Common Stock. From the date hereof until the Effective Time, each Family Shareholder will not, directly or indirectly, offer or Transfer any common stock of the Company held by such Family Shareholder, or any interest therein (in either case whether owned at the date hereof or acquired hereafter), except: (i) up to 1,086,956 shares of common stock of the Company, in the aggregate, may be Transferred by the Family Shareholders (not including Transfers made pursuant to subclause (ii) of this Section 3.1(a)); and (ii) by intra-family gift, will or pursuant to the laws of descent and distribution, or to the intra-family beneficiary of a trust; provided that any recipient of common stock of the Company pursuant to a transfer or disposition under this subclause (ii) of this Section 3.1(a) shall be provided with a copy of this Agreement and bound thereby as if a signatory hereto by executing and delivering a Joinder Agreement substantially in the form attached hereto as Exhibit E.

            (b) Merger Vote.  From the date hereof until October 24, 2001:

                (i) Each Family Shareholder, in its capacity as a shareholder, covenants and agrees to vote (whether by proxy, consent or in person) all of the common stock of the Company held by such Family Shareholder (whether owned at the date hereof or acquired hereafter), other than shares disposed of in accordance with Section 3.1(a), in favor of the Transaction and any other matter which may be presented to the Company's shareholders during the term of this Agreement that would facilitate the completion of the Transaction.

                (ii) During the term of this Agreement, each Family Shareholder will not deposit any common stock of the Company held by such Family Shareholder into any voting trust, or enter into any voting agreement with respect to any of such common stock or grant any proxy or otherwise encumber the voting interests therein, except as expressly provided herein.

                (iii) Each Family Shareholder and each Investor will cooperate fully to effect the Transaction and the Merger. Accordingly, such Family Shareholder will not, directly or indirectly, (i) solicit any inquiries or proposals from, or enter into or continue any discussion, negotiations or agreements relating to a merger, consolidation or business combination of the Company with, or acquisition of its voting securities by, or a direct or indirect acquisition or disposition of a significant amount of assets other than in the ordinary course of business of the Company from or to, any person or entity other than Newco or (ii) vote in favor of or consent to any such proposal or transaction.

            (c) Management Equity Schedule. Crandall Close Bowles will use her reasonable best efforts to cooperate with and assist Newco in delivering a Management Equity

Schedule (as that term is defined in the Recapitalization Agreement) in accordance with Section 2.05(a) of the Recapitalization Agreement.

            Section 3.2. Covenants of Investors and Newco. The Investors and Newco hereby covenant as follows:

            (a) Newco Capitalization. Immediately prior to the Effective Time, Newco will have outstanding 4,891,305 shares of common stock, for which the Investors will have paid, in the aggregate, an amount per share, in cash, equal to the Initial Price; provided that the foregoing share amount shall be reduced by the number of shares of common stock of the Company, if any, that (i) Heartland Entities or Investors designated by Heartland Entities purchase from the Family Shareholders prior to the Effective Time or (ii) Heartland Entities or Investors designated by Heartland Entities agree prior to the Effective Time to purchase from the Family Shareholders immediately after the Effective Time, in each case pursuant to sales permitted by Section 3.1(a).

            (b) Newco Action. From the date hereof until the Effective Time, Newco shall not, without the prior written consent of the Family Representative,
(i) amend the Recapitalization Agreement or (ii) engage in any activity or incur any liability not directly related to the Transaction.

            (c) Acquisition of Company Common Stock. From the date hereof until the Effective Time, no Investor shall acquire any shares of common stock of the Company, other than shares of common stock of the Company Transferred by a Family Shareholder pursuant to Section 3.1(a)(i).

            Section 3.3. Mutual Covenants. Each Shareholder, severally and not jointly, hereby covenants as follows:

            (a) Articles of Incorporation and Bylaws. Each Shareholder, in its capacity as a shareholder, shall vote its shares of Company Common Stock, and shall take all other actions reasonably necessary, to ensure that, immediately after the Effective Time, the articles of incorporation attached hereto as Exhibit B and the bylaws attached hereto as Exhibit C become the Company's articles of incorporation and bylaws and that such articles of incorporation and bylaws (i) facilitate compliance with this Agreement, including the management and governance of the Company in accordance with Article IV, and (ii) do not at any time conflict with any provision of this Agreement. Each Shareholder shall use its reasonable best efforts to adopt and approve the articles of incorporation attached hereto as Exhibit B by unanimous written consent in accordance with Section 33-7-104 of the South Carolina Business Corporation Act; provided that if such consent is not obtained on or before the day following the date on which the Merger is consummated, Newco shall, in accordance with Section 33-7-105 of the South Carolina Business Corporation Act and Article III, Section 2 of Newco's then current bylaws, notify the Shareholders on the second day following the date on which the Merger is consummated of the date, time and place of a special shareholders' meeting to be held ten days following the date of such notice for the purpose of adopting and approving such articles of incorporation.

            (b) Amendment of Articles of Incorporation Prior to Initial Public Offering. Each Shareholder, in its capacity as a shareholder, shall vote its shares of Company Common Stock, and shall take all other actions reasonably necessary, to ensure that after the Effective Time, and prior to an Initial Public Offering or any offering pursuant to a Demand Registration, the articles of incorporation of the Company are amended (i) to create a new class of common stock of the Company to be issued in the Initial Public Offering or sold pursuant to a Registration Statement under Article VI, (ii) to preserve the dividend policy set forth in, and in accordance with, Section 4.11 solely with respect to the original class of Company Common Stock, (iii) to provide for the conversion of each share of original class of Company Common Stock into a share of the new class of common stock of the Company upon the disposition of such share of original class of Company Common Stock pursuant to a registration statement or under Rule 144 of the Securities Act and (iv) to provide for both classes of common stock of the Company to vote together as a single class and to be identical in all respects (other than with respect to dividends), in each case to the greatest extent permitted by law.


                                   ARTICLE IV
                       CORPORATE GOVERNANCE AND MANAGEMENt

            Section 4.1. Composition of the Board. (a) For so long as Crandall Close Bowles is serving as Chief Executive Officer of the Company, the Board shall consist of six Directors, selected as follows: (i) three Directors (the "Family Directors") shall be nominated by the Family Representative on behalf of the Family Shareholders, so long as the Family Shareholders continue to hold at least 67% of the Base Amount, and (ii) three Directors (the "Investor Directors") shall be nominated by the Investor Representative on behalf of the Investors, so long as the Investors continue to hold at least 67% of the Base Amount. After such time as the Family Shareholders cease to hold at least 67% of the Base Amount, the number of Family Directors to be nominated by the Family Representative on behalf of the Family Shareholders shall be (i) two so long as the Family Shareholders continue to hold at least 33% of the Base Amount and
(ii) none when the Family Shareholders cease to hold at least 33% of the Base Amount. After such time as the Investors cease to hold at least 67% of the Base Amount, the number of Investor Directors to be nominated by the Investor Representative on behalf of the Investors shall be (i) two so long as the Investors continue to hold at least 33% of the Base Amount and (ii) none when the Investors cease to hold at least 33% of the Base Amount. The loss by the Family Representative or the Investor Representative of the ability to nominate a Director or Directors pursuant to this Section 4.1(a) is not intended to affect the overall number of Directors of the Company, and any Director whose nomination is not provided for by this Section 4.1(a) shall be elected in accordance with the second sentence of Section 4.1(c).

            (b) During any period in which Crandall Close Bowles is not the Chief Executive Officer of the Company, the Board shall consist of seven Directors, including (i) the Directors nominated pursuant to Section 4.1(a), if any, none of whom may be the Chief Executive Officer, and (ii) the Chief Executive Officer.

            (c) Each Shareholder agrees that it shall vote its shares of Company Common Stock or execute consents, as the case may be, and take all other necessary action in order to ensure that the Board is as set forth in this
Section 4.1. If, as a result of dispositions of Company Common Stock by the Investors or the Family Shareholders, there are positions on the Board for which nominations are not supplied pursuant to Section 4.1(a), each Shareholder may vote its shares of Company Common Stock as it sees fit to fill such positions. The Board immediately after the Effective Time shall consist of the individuals listed on Exhibit D.

            Section 4.2. Removal of Directors. Each Shareholder agrees that if, at any time, it is then entitled to vote for the removal of Directors, it will not vote any of its shares of Company Common Stock in favor of the removal of any Director who shall have been nominated pursuant to Section 4.1(a) unless the Representative entitled to nominate such Director shall have consented to such removal in writing; provided that if the Representative entitled to nominate any Director pursuant to Section 4.1(a) shall request the removal of such Director in writing, such Shareholder shall vote its shares of Company Common Stock in favor of such removal.

            Section 4.3. Vacancies. If, as a result of death, disability, retirement, resignation, removal or otherwise, there shall exist or occur any vacancy on the Board:

            (a) the Representative entitled under Section 4.1(a) to nominate such Director whose death, disability, retirement, resignation or removal resulted in such vacancy may, subject to the provisions of Section 4.1(a), nominate another individual to fill such vacancy and serve out the remaining term of such Director; and

            (b) each Shareholder then entitled to vote for the election of such nominee as a Director agrees that it will vote its shares of Company Common Stock, or execute a written consent, as the case may be, in order to ensure that such nominee is elected to the Board.

            Section 4.4. Meetings of the Board. (a) The Board shall meet at least once in every quarter. At least 30 calendar days' prior notice of such regular meetings of the Board (or such shorter period consented to by all the Directors) shall be given. Any two Directors may call a special meeting of the Board by delivery of at least ten calendar days' prior notice to all Directors (or such shorter period consented to by all the Directors), which notice shall specify the subject matter for the special meeting.

            (b) A quorum of the Board shall consist of at least four Directors. If the Family Representative would be entitled to nominate Directors under
Section 4.1(a) on the date of the board meeting, then at least two of the Directors necessary for a quorum shall be Family Directors. If the Investor Representative would be entitled to nominate Directors under Section 4.1(a) on the date of the board meeting, then at least two of the Directors necessary for a quorum shall be Investor Directors.

            Section 4.5. Action by the Board. (a) All actions of the Board shall require the affirmative vote of at least a majority of the Directors present in person or by telephone at a duly convened meeting of the Board at which a quorum is present, subject to the tie-breaking procedures set forth in this Section 4.5(a), or the unanimous written consent of the Board. Prior to an Initial Public Offering or a Qualified Public Offering and for so long as Crandall Close Bowles is Chief Executive Officer, the Board shall have a committee (the "Special Approval Committee") consisting of one Family Director (other than Mrs. Bowles), one Investor Director and Mrs. Bowles. If at a duly convened meeting of the Board at which a quorum of the Board is present, the Directors cast a tie vote with respect to a proposed action of the Board (other than an action described in Section 33-8-250(e) of the South Carolina Business Corporation Act), such action shall be presented to the Special Approval Committee for approval, and shall be deemed to be approved by the Board if, and only if, approved by at least two of the Directors serving on the Special Approval Committee.

            (a) Notwithstanding Section 4.5(a), so long as the Family Representative and the Investor Representative each have the right to nominate Directors pursuant to Section 4.1 and so long as the Company has not completed an Initial Public Offering or a Qualified Public Offering, none of the following actions (collectively, the "Specified Matters") may validly be taken by the Company following the Effective Time without the prior approval of at least two of the Family Directors and two of the Investor Directors at a duly convened meeting of the Board at which a quorum is present, or the unanimous written consent of the Board, unless taken in connection with a Realization Process:

                (i) the incurrence, refinancing or material restructuring of indebtedness by the Company or any Subsidiary (other than under previously approved committed financing, such as a revolving credit facility) which results, or which could result if such committed financing is fully drawn, in a Leverage Ratio of 3.5:1 or more;

                (ii) acquisitions or sales of assets (including, without limitation, any Asset Disposition, Asset Acquisition or Investment ) by the Company or any Subsidiary (other than by or between the Company and any wholly owned Subsidiary) outside of the ordinary course of business, in a single transaction or related transactions, involving a purchase price or fair market value in excess of $100 million or more;

                (iii) capital expenditures for any one or a series of related projects projected to involve $100 million or more over any period of time;

                (iv) other than under any employee benefit plan or other option or compensation plan otherwise approved by the Board, any issuance of Equity Securities, including without limitation (a) in an Initial Public Offering, (b) to a seller of a business to be acquired by the Company or any Subsidiary in any single acquisition or series of related acquisitions, (c) in a rights offering made to all holders of shares of Company Common Stock on a pro rata basis (or as nearly a pro rata basis as practicable) and (d) in any private issuance;

                (v)   any action in contravention of Section 4.11;

                (vi) any clear and distinct significant deviation from the broad range of home furnishings businesses currently conducted by the Company and its Subsidiaries, and ones reasonably related thereto, when viewed as a whole;

                (vii) the submission to shareholders or the authorization of the amendment of the articles of incorporation or bylaws of the Company in any material respect that is inconsistent with this Agreement, including any change to the number of Directors;

                (viii) the entry into, modification or termination of any
            Affiliate Agreement by the Company or any Subsidiary, or the abandonment of the rights of the Company or any Subsidiary under or pursuant to any Affiliate Agreement; except that the foregoing shall not prohibit (A) Affiliate Agreements existing as of the Effective Time (with only such modifications as are not adverse to the Company or any Subsidiary), (B) ordinary course transactions among the Investor Representative's portfolio companies or (C) the fees contemplated by Section 8.1 or by the Services Agreement;

                (ix) the liquidation, petition for bankruptcy, winding-up, merger or other business combination, consolidation, dissolution, split up or other similar transaction of or involving the Company or any Subsidiary;

                (x)    the selection or removal of the Chief Executive Officer;
            and

                (xi) changing the location of the Company's corporate headquarters.

            (b) Notwithstanding anything contained in Sections 4.5(a) and (b), if the Investors cease to hold, in the aggregate, at least 33% of the Base Amount, the Services Agreement may be terminated if such termination is approved by a majority of the Directors who are not Investor Directors.

            Section 4.6. Board Committees. (a) With the exception of the Charitable Contribution Committee described in Section 4.6(b), each committee of the Board, to the extent possible, shall consist of (i) an equal number of Family Directors and Investor Directors, not including the Chief Executive Officer, and (ii) the Chief Executive Officer in his or her capacity as a Director; provided that Investor Directors shall constitute a majority of the Directors serving on the committee, if any, that determines the compensation of Crandall Close Bowles.

            (b) The parties agree that in continuation of the Company's historical practice of supporting charitable causes, during any time when the Family Representative has the right to nominate Directors under Section 4.1(a), the Board shall have a committee (the "Charitable Contribution Committee") consisting of all of the Family Directors. The Charitable Contribution Committee shall have the authority to direct charitable contributions to be made by the Company of up to $3,000,000 per year.

            (c) The committees of the Board shall operate in accordance with
Section 33-8-250 of the South Carolina Business Corporation Act.

            Section 4.7. Chief Executive Officer. Immediately following the Effective Time, the Chief Executive Officer of the Company shall be Crandall Close Bowles. In the event that Mrs. Bowles ceases to serve as Chief Executive Officer for any reason other than death or incapacitation, Mrs. Bowles shall lead the recruitment process for a new Chief Executive Officer on behalf of the Company, in consultation with the Investor Directors. In the event of the death or incapacitation of Mrs. Bowles while Chief Executive Officer, the Investor Directors shall lead the recruitment process for a new Chief Executive Officer on behalf of the Company, in consultation with the Family Directors. Any interim Chief Executive Officer shall be selected jointly by the Investor Directors and Family Directors.

            Section 4.8. Capitalization. Following the Effective Time, the Company shall have one authorized series of Company Common Stock to be held by the Investors and the Family Shareholders.

            Section 4.9. Preemptive Right. (a) If the Company proposes to issue, sell or grant rights to acquire for cash any Equity Interests, excluding any Preemptive Issuances to the extent subscribed to by Investors under the following sentence or any Excluded Offering (an "Eligible Offering"), then the Company shall be obligated to offer each Eligible Shareholder the right to purchase at the same price and on substantially the same terms as the proposed issuance, sale or grant such Eligible Shareholder's Proportionate Percentage of the securities to be sold in the Eligible Offering pursuant to the procedures set forth in Section 4.9(b). Notwithstanding anything in this Section 4.9(a) to the contrary, if the Company proposes to issue, sell or grant rights to acquire for cash any Equity Interests, the Heartland Entities (and such other Investors as Heartland may designate) shall be entitled to purchase Equity Interests, without such issuance, sale or grant being subject to any other Shareholder's preemptive rights under this Section 4.9, on the first issuances (whether one or more) (the "Preemptive Issuances") of Equity Interests for which the Company receives aggregate gross proceeds of $108,604,834 less an amount equal to the value of the shares of common stock of the Company Transferred by the Family Shareholders pursuant to Section 3.1(a)(i). Until the third anniversary of the Effective Time, the Investors will be permitted to exercise their preemptive rights under the preceding sentence on Preemptive Issuances at the Initial Price. On and after the third anniversary of the Effective Time, the Investors will be permitted to exercise their preemptive rights on Preemptive Issuances at the price paid for the Equity Interests by any unaffiliated third party at such time or, if no such price has been paid at such time, at fair market value. The preemptive rights to purchase under this Section 4.9(a) may be assigned by any Eligible Shareholder to its Direct Permitted Transferees.

            (b) The Company shall, before any securities are issued pursuant to an Eligible Offering, give written notice (a "Preemptive Notice") thereof to each Eligible Shareholder that is entitled to preemptive rights hereunder. Such notice shall specify the security or securities proposed to be issued, the proposed date of issuance, the consideration that the Company intends to receive therefor and all other material terms and conditions of such proposed issuance. For a period of 15 Business Days following the date of a Preemptive Notice, each such Eligible Shareholder shall be entitled, by written notice to the Company, to elect to purchase all or part of such Shareholder's Proportionate Percentage of the securities being sold in the Eligible Offering. To the extent that any Eligible Shareholder fails to elect to purchase all of its Proportionate Percentage within such 15 Business Day period, then the Company shall re-offer to each Eligible Shareholder who has elected to purchase its Proportionate Percentage (collectively, the "Second Round Shareholders") for one additional three Business Day period, the right to purchase that portion of the Equity Interests with respect to which no election was made pursuant to the foregoing sentence (the "Remaining Shares") which is equal to the product obtained by multiplying (i) the number of Remaining Shares by (ii) a fraction, the numerator of which is the number of shares of Company Common Stock then owned by such Second Round

Shareholder and the denominator of which is the aggregate number of shares owned by all Second Round Shareholders. To the extent that elections pursuant to this
Section 4.9 shall not be made by an Eligible Shareholder with respect to any securities included in an Eligible Offering within the periods prescribed by this Section 4.9(b), then the Company shall not be obligated to issue to such Eligible Shareholder such securities for which such Eligible Shareholder has elected not to purchase. To the extent that there are securities that have not been purchased pursuant to this Section 4.9, then the Company may issue such securities, but only for consideration not less than, and otherwise on no less favorable terms to the Company than, those set forth in the Preemptive Notice and only within 60 days following the date of the Preemptive Notice. In the event that any such offer is accepted by any such Eligible Shareholder or Eligible Shareholders, the Company shall sell to such Eligible Shareholder or Eligible Shareholders, and such Eligible Shareholder or Eligible Shareholders shall purchase from the Company for the consideration and on the terms set forth in the Preemptive Notice, the securities that such Eligible Shareholder or Eligible Shareholders shall have elected to purchase within 15 Business Days of such Eligible Shareholder's election to purchase such securities (subject to delay for an additional thirty days for satisfaction of regulatory conditions). The Company may comply with any applicable securities laws before issuing any shares of Company Common Stock pursuant to this Section 4.9 and shall not be in violation of the provisions hereof by reason of such compliance; provided it is using reasonable best efforts to so comply.

            (c) Notwithstanding anything in Section 4.9(a) to the contrary, preemptive rights will not apply to Equity Interests (i) issued upon the exercise of options, warrants or convertible securities outstanding immediately following the Effective Time, (ii) granted under any employee benefit plan or other option or compensation plan approved by the Board, (iii) issued as consideration to any seller of securities or assets of any Person in a transaction approved by the Board, (iv) issued in connection with any stock split or dividend, reclassification or similar event or (v) issued pursuant to
Section 4.10 (each, an "Excluded Offering").

            (d) The preemptive rights provided under this Section 4.9 shall terminate upon, and shall not apply to, an Initial Public Offering. The preemptive rights under this Section 4.9 in favor of (i) any Family Shareholder shall terminate when the Family Representative no longer has the right to nominate Directors under Section 4.1(a) and (ii) any Investor shall terminate when the Investor Representative no longer has the right to nominate Directors under Section 4.1(a). An "Eligible Shareholder" will be any Shareholder as to whom preemptive rights have not terminated in accordance with the foregoing sentence.

            Section 4.10. Additional Investor Investment. Until the third anniversary of the Effective Time, the Heartland Entities shall be obligated to purchase additional shares of Company Common Stock, at a price per share in cash equal to the Initial Price, to fund an acquisition or capital expenditure program approved by at least two of the Investor Directors and two of the Family Directors to the extent and solely to the extent that either (1) such equity is required by senior lenders under the Company's principal credit facility as a condition to consenting to such acquisition or program or (2) the Leverage Ratio would be greater than 3:1 on a pro forma basis taking into account the Indebtedness to be incurred to finance such acquisition or program and the additional equity is being used to reduce Indebtedness; provided, however, that nothing in this Section 4.10 shall obligate the Heartland Entities to purchase additional shares of Company Common Stock to the extent, but only to the extent, such purchase would cause the Investors' aggregate investment in shares of Company Common Stock to exceed the lesser of (i) $300 million or (ii) 25% of the total capital commitment limitation set forth in the Heartland Industrial Investors, L.P. limited partnership agreement. If, pursuant to this Agreement, the Heartland Entities Transfer any obligation under this Section 4.10 and the transferee of such Transfer defaults on such obligation, the Heartland Entities agree to perform such obligation to the extent that such transferee has so defaulted.

            Section 4.11. Dividend Policy. The yearly cash dividend on Company Common Stock shall be $1.20 per share and shall continue to be paid on a quarterly basis, subject to such dividend being in compliance with the Company's debt instruments and the existence of legally available funds to pay such dividend.


                                    ARTICLE V
                            RESTRICTIONS ON TRANSFER

            Section 5.1. General. (a) Unless mutually agreed to by both Representatives and subject to Articles VI and VII, none of the Shareholders or any of their successors in interest may, directly or indirectly, sell, transfer, assign, grant a participation in, option, pledge, hypothecate or otherwise dispose of or encumber (collectively, "Transfer") (A) any of their Equity Interests, except (i) subject to Section 5.2, to a Permitted Transferee of such proposed transferor, (ii) in the case of Equity Interests that are not Company Common Stock, pursuant to any additional terms and conditions of the agreement or instrument pursuant to which the applicable Equity Interests were issued (as the same may be modified from time to time), (iii) a Transfer by a Shareholder pursuant to an effective registration statement under the Securities Act or a Transfer pursuant to Rule 144 under the Securities Act at a time when the Company is subject to the reporting requirements of Section 13 of 15(d) of the Exchange Act or (iv) with respect to Family Shareholders, Transfers permitted under Section 3.1(a), or (B) any of their rights and obligations under this Agreement prior to the Effective Time, except, subject to Section 5.2, to a Permitted Transferee of such proposed transferor.

            (b) Any attempt by any Shareholder to transfer any Equity Interests not in compliance with this Agreement shall be null and void, and the Company shall not, and shall cause any transfer agent not to, give effect in the Company's stock records to any such attempted Transfer.

            Section 5.2. Transfers to Permitted Transferees. No (A) share of Company Common Stock shall be Transferred pursuant to subclause (A)(i) of
Section 5.1(a) to any Permitted Transferee of the applicable Shareholder or (B) right or obligation under this Agreement shall be Transferred pursuant to subclause (B) of Section 5.1(a) to any Permitted Transferee of the applicable Shareholder, in each case unless and until such Permitted Transferee shall have executed and delivered a Joinder Agreement substantially in the form attached hereto as Exhibit E. If a Shareholder wishes to Transfer shares of Company Common Stock to a Permitted Transferee, such Shareholder shall give notice to the Company and to the Representatives of its intention to make such a Transfer not less than five days prior to effecting such Transfer, which notice shall state the name and address of each Permitted Transferee to whom such Transfer is proposed, the relationship of such Permitted Transferee to such

Shareholder and the number of shares of Company Common Stock proposed to be Transferred to such Permitted Transferee.

            Section 5.3. Legend. Any certificate for any share of Company Common Stock that is issued to any Shareholder on or after the Effective Time shall bear a legend in substantially the following form:

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SHAREHOLDERS AGREEMENT DATED AS OF APRIL 24, 2001, AS MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY OR ANY SUCCESSOR THERETO.


                                   ARTICLE VI
                               REGISTRATION RIGHTS

            Section 6.1. Demand Registrations. (a) Subject to Section 6.2, at any time after the earlier of the third anniversary of the Effective Time and 180 days after an Initial Public Offering, the Company shall, upon the written demand (the "Demand") of the Investor Representative or the Family Representative (the "Demanding Party"), use its reasonable best efforts to effect the registration (a "Demand Registration") under the Securities Act of such number of Registrable Shares ("Demand Shares") then beneficially owned by the Demanding Party, and other Investors (if the Demanding Party is the Investor Representative) or other Family Shareholders (if the Demanding Party is the Family Representative), as shall be indicated in a written demand by the Demanding Party sent to the Company and either the Investor Representative (if the Demanding Party is the Family Representative) or the Family Representative (if the Demanding Party is the Investor Representative); provided, however, that as to each of (x) the Investors, as a group, and (y) the Family Shareholders, as a group, (i) the Company shall be obligated to effect a total of no more than three Demand Registrations and (ii) a Demand Registration shall not count as such until it has become effective; provided, that a Demand Registration which has become effective shall not count as a Demand Registration if: (1) a Demanding Party determines in its good faith judgment to withdraw the proposed Demand Registration (x) due to intervening marketing or regulatory reasons, provided that the Demanding Party (or the Shareholders represented by it) reimburses the Company for all of its expenses incurred in the preparation, filing and processing of the Demand Registration, (y) due to a material adverse change in the Company and the Subsidiaries taken as a whole or (z) if the Company is in material breach of its obligations under this Article VI; (2) such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission or other governmental agency or court for any reason (other than as a result of any action by the relevant selling Shareholder) and such stop order, injunction or other order or requirement is not subsequently removed, withdrawn or resolved to the Demanding Party's reasonable satisfaction; or (3) a closing does not occur under the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such demand as a result of the failure to satisfy (or waive) a customary condition to closing (other than as a result of a default or breach thereunder by the relevant selling Shareholders). Upon receipt of the Demanding Party's written demand and subject to Section 6.5, the Company shall expeditiously effect the registration under the Securities Act of the Demand Shares and use its reasonable best efforts to have such registration become and remain effective as provided in Section 6.11. The Demanding Party, together with any other party participating in the Demand Registration pursuant to Section 6.3 (unless such other party is registering less than 80% of the amount of the Registrable Shares being registered by the Demanding Party), shall have the right to select the managing underwriters, reasonably acceptable to the Company, for a Demand Registration.

            (b) Notwithstanding anything in Section 6.1(a) to the contrary, each of the Investors and Family Shareholders shall be entitled to five short-form registrations on Form S-3 (or any successor form thereto) following a Qualified Public Offering, of which no more than two may be underwritten.

            (c) A Demanding Party may, at any time prior to the effective date of the registration statement relating to a Demand Registration, revoke such request by providing a written notice thereof to the Company. Subject to the last sentence hereof, a Demanding Party who revokes such request shall reimburse the Company for all of its expenses incurred in the preparation, filing and processing of the Demand Registration, unless such revocation is due to either
(x) a material adverse change in the Company and the Subsidiaries taken as a whole or (y) the Company is in breach of its obligations under this Article VI. If pursuant to the terms of this Section 6.1(c), the Demanding Party reimburses the Company for all of its reasonable expenses incurred in the preparation, filing and processing of any registration statement requested and subsequently revoked by such Demanding Party, the attempted registration by such requested and subsequently revoked registration statement shall not be deemed to be a Demand Registration. Notwithstanding the foregoing, a Demanding Party may, at any time within ten days after the receipt of notice of any Blackout Period or delay in filing under Section 6.5(b), revoke such request by providing written notice thereof to the Company and the attempted Demand Registration shall not be deemed to be a Demand Registration, notwithstanding the fact that such selling Shareholders shall not reimburse the Company for any expenses incurred in the preparation, filing and processing of any registration statement.

            Section 6.2. Company Preemption. The Company may preempt the first Demand made by a Shareholder, whether made by the Investor Representative or the Family Representative, pursuant to Section 6.1(a), if such Demand is made prior to an Initial Public Offering. If the Company so preempts, then no Demand Registration shall be deemed to have made for purposes of Section 6.1(a) and the Shareholders shall be entitled to Piggyback Registration rights pursuant to
Section 6.3.

            Section 6.3. Piggyback Registrations. (a) If the Company proposes to register, or is caused to register pursuant to a Demand Registration, any Company Common Stock under the Securities Act for sale for cash (otherwise than in connection with the registration of Common Stock issuable pursuant to an employee or director stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), the Company shall give the Investor Representative and the

Family Representative notice of such proposed registration at least 15 days prior to the filing of a registration statement. At the written request of the Investor Representative or the Family Representative (the "Piggybacking Party") delivered to the Company within 10 days after the receipt of the notice from the Company, which request shall state the number of Registrable Shares ("Piggyback Shares") that the Investors or Family Shareholders, respectively, wish to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use its reasonable best efforts to register under the Securities Act such Piggyback Shares, and to cause such registration (a "Piggyback Registration") to become and remain effective as provided in Section
6.11. Notwithstanding the foregoing, a Demanding Party may not also be a Piggybacking Party and in the event the managing underwriters of an offering advise the Company in writing that in their opinion the number of shares requested to be included in the registration exceeds the number which can be sold in the offering, the relative priority of the shares to be sold shall be governed by Section 6.3(c). In a Piggyback Registration pursuant to this Section
6.3 (other than a Piggyback Registration on a Demand Registration), the managing underwriters shall be selected by the Company.

            (b) If a Piggyback Registration is an underwritten primary registration on behalf of the Company (including any underwritten primary registration resulting from a Demand preempted by the Company pursuant to
Section 6.2), and the managing underwriters thereof advise the Company in writing that in their opinion the number of shares of Company Common Stock requested to be included in the registration exceeds the number which can be sold in the offering, the Company shall include in the registration (i) first, the shares of Company Common Stock the Company proposes to sell and (ii) second, the Piggyback Shares that the Investors and/or the Family Shareholders propose to sell, divided, if necessary, pro rata among the selling Shareholders based on the total shares proposed to be sold by the selling Shareholders at the time notice is given to the Company by such managing underwriters. Any Piggybacking Party shall be given prompt notice by the Company of any such cutback.

            (c) If a Piggyback Registration is an underwritten secondary registration on behalf of a Demanding Party and the managing underwriters thereof advise the Company in writing that in their opinion the number of shares of Company Common Stock requested to be included in the registration exceeds the number which can be sold in the offering, the Company shall include in the registration the Demand Shares and the Piggyback Shares proposed to be sold, divided, if necessary, pro rata among the selling Shareholders based on the total shares proposed to be sold by the selling Shareholders. The Demanding Party and the Piggybacking Party shall be given prompt notice by the Company of any such cutback. Subject to Section 6.2, in the event the Company desires to participate in such a registration of Company Common Stock, the Company shall include in the registration (A) first, the Demand Shares and Piggyback Shares and (B) second, the shares of Company Common Stock that the Company proposes to sell.

            Section 6.4. Lock-up. The Registration Parties and the Company each hereby agree that in connection with any offering effected pursuant to this
Article VI, such Person will, if so requested by the managing underwriters of such offering, enter into a customary lock-up agreement not to transfer, sell or issue any Equity Interests held by it for a period of up to 180 days following such offering (such lock-up agreement in form and substance acceptable to such managing underwriters); provided that, in the case of any Initial Public Offering, including an

Initial Public Offering pursuant to Section 6.2, each Shareholder hereby agrees that in connection with such Initial Public Offering, such Shareholder will, if so requested by the managing underwriters of such offering, enter into a customary lock-up agreement not to transfer, sell or issue any shares of Company Common Stock held by it for a period of up to 90 days following such offering (such lock-up agreement in form and substance acceptable to such managing underwriters).

            Section 6.5.  The Company's Right to Delay Demand Registration.
(a) The Company shall not be obligated to file a registration statement relating to any Demand Registration pursuant to Section 6.1 if counsel to the Company renders a written opinion, in form and substance reasonably satisfactory to the Demanding Party, to the effect that a post-effective amendment to an existing registration statement would be sufficient for such proposed transfer (and the Company files such a post-effective amendment to effect the proposed transfer). The Company may delay filing the registration statement relating to any Demand Registration pursuant to Section 6.1 for not more than 60 days (the "Blackout Period") if the Board determines in good faith, by resolution, that the filing of a registration statement would, if not so deferred, materially and adversely affect a then proposed or pending significant business transaction, financial project, acquisition, merger or corporate reorganization; provided that any Demanding Party may withdraw all or a portion of its Demand Registration as provided in Section 6.1.

            (b) After providing notice to the Demanding Party, the Company may delay filing the registration statement relating to any Demand Registration pursuant to Section 6.1 if, in the case of an underwritten offering, the Company has filed, or has taken substantial steps toward filing, including having received an earlier Demand, a registration statement relating to any of the Company's securities and either (i) the Demand Registration would not be permitted because of a pending Blackout Period, in which case the Company may delay the subsequent Demand Registration until the expiration of such Blackout Period, or (ii) the managing underwriters are of the opinion that the filing of a registration statement with respect to the subsequent Demand Registration would adversely affect the offering by the Company of such securities, including pursuant to the earlier Demand, in which case the Company may delay the subsequent Demand Registration for not more than 60 days; provided that any Demanding Party may withdraw all or a portion of its Demand Registration as provided in Section 6.1.

            Section 6.6. Indemnification by the Company. In the event of any registration of any Registration Shares under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless each Registration Party, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such shares and each other Person, if any, who controls such Registration Party, as the case may be, or any such underwriter within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such Registration Party or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registration Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each Registration Party, and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about a Registration Party furnished to the Company through an instrument duly executed by or on behalf of such Registration Party, specifically stating that it is for use in the preparation thereof; and provided further, however, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registration Shares or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registration Shares to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Registration Party or any such director, officer or controlling person and shall survive the transfer of the Registration Shares by such Registration Party.

            Section 6.7. Indemnification by the Registration Party. The Company may require, as a condition to including any Registration Shares in any registration statement filed pursuant to Section 6.1 or 6.3, that the Company shall have received an undertaking reasonably satisfactory to it from each Registration Party to severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.6) the Company, each Director, each officer of the Company signing such registration statement and each other Person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act with respect to any untrue statement or alleged untrue statement of any material fact in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any amendment or supplement thereto, or omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about a Registration Party as a shareholder of the Company furnished to the Company through an instrument duly executed by such Registration Party specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by the seller of the securities of the Company being registered.

            Section 6.8. Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 6.6 or 6.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 6.6 or 6.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            Section 6.9. Other Indemnification. Indemnification similar to that specified in Section 6.6 and 6.7 (with appropriate modifications) shall be given by the Company and each Registration Party with respect to any required registration or other qualification of Registration Shares under any federal or state law or regulation of any governmental authority other than the Securities Act.

            Section 6.10. Indemnification Payments. The indemnification required by Section 6.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            Section 6.11. Registration Covenants of the Company. In the event that any Registration Shares of a Registration Party are to be registered pursuant to Section 6.1 or 6.3, the Company covenants and agrees that it shall use its reasonable best efforts to effect the registration and cooperate in the sale of the Registration Shares to be registered and shall as expeditiously as possible:

            (a) (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to the Registration Shares (as well as any necessary amendments or supplements thereto) (a "Registration Statement") and (ii) use its reasonable best efforts to cause the Registration Statement to become effective;

            (b) prior to the filing described in Section 6.11(a), furnish to the Demanding Party and each Piggybacking Party copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the review of counsel for the Demanding Party and each

      Piggybacking Party (but not approval of such counsel except with respect to any statement in the Registration Statement which relates to such party);

            (c) notify the Demanding Party and each Piggybacking Party, promptly after the Company shall receive notice thereof, of the time when the Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

            (d) notify the Demanding Party and each Piggybacking Party promptly of any request by the Securities and Exchange Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information;

            (e) (i) advise the Demanding Party and each Piggybacking Party after the Company shall receive notice or otherwise obtain knowledge of the issuance of any order by the Securities and Exchange Commission suspending the effectiveness of the Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and (ii) promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

            (f) (i) prepare and file with the Securities and Exchange Commission such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective for the lesser of (A) a period of time necessary to permit each Registration Party to dispose of all its Registration Shares and (B) 60 days and (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registration Shares covered by the Registration Statement during such period in accordance with the intended methods of disposition by the Registration Parties set forth in the Registration Statement;

            (g) furnish to each Registration Party such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as such party may reasonably request in order to facilitate the disposition of the Registration Shares owned by such party;

            (h) use its reasonable best efforts to register or qualify such Registration Shares under such other securities or blue sky laws of such jurisdictions as determined by the underwriters after consultation with the Company, the Demanding Party and each Piggybacking Party and do any and all other acts and things which may be reasonably necessary or advisable to enable the Registration Parties to consummate the disposition in such jurisdictions of the Registration Shares (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this Section 6.11(h), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            (i) notify the Demanding Party and each Piggybacking Party, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Demanding Party or a Piggybacking Party, prepare a supplement or amendment to the Registration Statement so that the Registration Statement shall not, to the Company's knowledge, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (j) provide a transfer agent and registrar, which may be a single entity, for all the Registration Shares not later than the effective date of the Registration Statement;

            (k) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other action, if any, as the Demanding Party, a Piggybacking Party or the underwriters shall reasonably request in order to expedite or facilitate the disposition of the Registration Shares pursuant to this Article VI;

            (l) (i) make available for inspection by the Demanding Party, each Piggybacking Party, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Demanding Party, a Piggybacking Party or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Demanding Party, a Piggybacking Party or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

            (m) use its reasonable best efforts to cause the Registration Shares covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary to enable the Registration Parties to consummate the disposition of such Registration Shares;

            (n) cause the Company's independent public accountants to provide a comfort letter in customary form and covering such matters of the type customarily covered by comfort letters; and

            (o) use its reasonable best efforts to conduct a customary road show for any underwritten demand offering.

            Section 6.12. Shelf Registrations. If a Demanding Party shall demand a shelf registration pursuant to Section 6.1 or a Piggybacking Party shall piggyback on a shelf registration pursuant to Section 6.3, such Demanding Party or Piggybacking Party shall have 30 days from the time such shelf registration is declared effective by the Securities and Exchange Commission to distribute all Registration Shares so registered.

            Section 6.13. Expenses. In connection with any Registration pursuant to Article VI, the Company shall pay all registration, filing, NYSE and NASD fees, all fees and out-of-pocket expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, the reasonable fees and disbursements of the Company's independent public accountants for services required because of the Registration (including the expenses of comfort letters required for the Registration) and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities. In any registration, (i) each Registration Party shall pay for its own underwriting discounts and commissions and transfer taxes and (ii) the Company and each Registration Party shall pay for its own counsel.

            Section 6.14. Assignment of Registration Rights. Any Investor and any Family Shareholder may assign their rights under this Article VI in whole or in part to anyone to whom such Investor or Family Shareholder, respectively, sells, transfers or assigns any of the Registrable Shares (other than in sales pursuant to Rule 144 under the Securities Act or a registered public sale); provided, however, that (i) an assignment of rights under Section 6.3 shall occur automatically without the necessity of any action whatsoever and (ii) no assignment shall increase the Company's obligations to effect registrations or pay expenses thereof.

            Section 6.15. Rule 144. After a period of three years following the Effective Time, so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall take all actions reasonably necessary to enable the Shareholders to sell the Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission, including filing on a timely basis all reports required to be filed by the Company by the Exchange Act. Upon the request of the Investor Representative or the Family Representative, the Company shall deliver to the Investor Representative or the Family Representative a written statement as to whether it has complied with such requirements.


                                   ARTICLE VII
                               REALIZATION Process

            Section 7.1. Phase One. If there has not been a Qualified Public Offering prior to the fifth anniversary of the Effective Time and neither Representative has ceased to have the right to nominate Directors pursuant to
Section 4.1(a), then either the Investor Representative on behalf of the Investors or the Family Representative on behalf of the Family Shareholders (as applicable, the "Phase One Group") may initiate, by written notice (the date of such notice, the "Start Date") to the Company and either the Family Representative (if the Investors are the Phase One Group) or the Investor Representative (if the Family Shareholders are the Phase One Group), the first stage ("Phase One") of a process (a "Realization Process") to seek the realization of value on their Equity Securities on a private basis, whether through the sale of such Equity Securities, a sale of the Company as an entirety, a merger, a recapitalization or other business combination (in any such case, a "Liquidity Event"). Once a Phase One Group has initiated a Realization Process, it may not initiate another Realization Process for a period of 15 months from the last Start Date of a Realization Process it has initiated. Within 15 days of the Start Date, the Shareholders will cause the Company to retain, and the Company will retain at its expense, an investment banking firm (the "Bank") of recognized international standing with knowledge and experience in business combinations involving the home furnishings industry that is mutually satisfactory to the Investor Representative and the Family Representative. The Bank shall be engaged to undertake a review of the Company, its businesses, assets, liabilities and prospects and to report to the Investor Representative, the Family Representative and the Company as soon as reasonably practicable, but in any case within 30 calendar days after its engagement on (i) various alternatives and strategies for the realization of value by the Phase One Group and all the shareholders of the Company with respect to their Equity Securities and (ii) the ranges of values, including utilized methodologies, for the Equity Securities with respect to each such alternative. The Company shall agree to fully cooperate, subject to applicable confidentiality restrictions, in providing customary and reasonable information and access to the Bank. Based upon the Bank's review and report, the Investor Representative and the Family Representative shall negotiate for a period not to extend past the 180th day following the Start Date (the "End Date") as to how and what basis a Liquidity Event should proceed, which may include a negotiation concerning the terms and conditions for a sale of the Equity Securities of the Phase One Group to the other Shareholders.

            Section 7.2. Phase Two. If the Investor Representative and the Family Representative have not agreed on a mutually satisfactory Liquidity Event by the End Date, then either the Investor Representative on behalf of the Investors or the Family Representative on behalf of the Family Shareholders (as applicable, the "Phase Two Group") may, within 15 days of the End Date, initiate (and thereby preclude any other Shareholder from initiating), by written notice to the Family Representative (if the Investors are the Phase Two Group) or the Investor Representative (if the Family Shareholders are the Phase Two Group), with a copy to the Company, the second stage ("Phase Two") of the Realization Process; provided that for the first ten days of the 15-day period provided above, only the Phase One Group shall have the right to initiate Phase Two; provided, further, that the Phase Two Group shall be required to use its reasonable best efforts to seek a Realization Sale Transaction until the termination of Phase Two as provided in the last sentence of this Section 7.2 or such earlier time as mutually determined by both Representatives. Phase Two shall involve the sale of all of the Equity Securities held by the Shareholders for cash. During the course of seeking or arranging a fully financed, negotiated and documented transaction (the "Realization Sale Transaction") involving the sale of all of the Equity Securities held by the Shareholders to any Person (other than to its or their Permitted Transferree) (a "Realization Sale Purchaser") for cash, the Phase Two Group shall keep the other Shareholders and the Company (including the Board) fully informed of the progress of the potential Realization Sale Transaction on an ongoing, regular basis and shall make available all material information and documentation, including draft term sheets and draft agreements, regarding the potential Realization Sale Transaction to the other Shareholders and the Company. If the Phase Two Group is prepared to accept a bona fide Realization Sale Transaction offered by a Realization Sale Purchaser, the Phase Two Group shall send written notice (an "Realization Sale Notice") to the Family Representative (if the Investors are the Phase Two Group) or the Investor Representative (if the Family Shareholders are the Phase Two Group), with a copy to the Company, which notice shall (i) state the proposed purchase price per share for the Equity Securities (the "Realization Sale Price"), (ii) state the material terms and conditions of such Realization Sale Transaction (the "Realization Sale Terms") and (iii) include all material documents relating to the Realization Sale Transaction. The Realization Sale Notice shall constitute an offer by the Phase Two Group to sell all (but not less than all) of their Equity Securities to the other Shareholders at a purchase price equal to the Realization Sale Price and on terms substantially similar to the Realization Sale Terms, and such offer shall be irrevocable unless and until the rights of first refusal provided for in Section 7.3 shall have been waived or shall have expired. In the event an agreement regarding the Realization Sale Transaction is not signed within 180 days of the initiation of Phase Two and completed within 60 days thereafter, Phase Two shall terminate; provided that such 60-day period shall be extended as necessary to permit regulatory approvals, consents or actions to be obtained, granted or taken (if available without undue burden or cost), including without limitation the declaration of effectiveness of any registration statement by the Securities and Exchange Commission.

            Section 7.3. Rights of First Refusal. (a) For a period of 30 days after the giving of the Realization Sale Notice pursuant to Section 7.2 (the "Realization Sale Rightholder Option Period"), the Family Shareholders (if the Investors are the Phase Two Group) or the Investors (if the Family Shareholders are the Phase Two Group) (the "Realization Sale Rightholders") shall have the right to purchase all (but not less than all) of the Equity Securities of the Phase Two Group (the "Phase Two Shares") at a purchase price per share equal to the Realization Sale Price and upon terms substantially similar to the Realization Sale Terms; provided that if any such sale involves the sale of Equity Securities of the Investors to the Family Shareholders, the Investors shall agree to take, at the option of the Family Shareholders, up to one third of the value of their consideration in non-cash form (with the value thereof to be determined by the Bank, if requested by the Investor Representative), so long as (i) such non-cash consideration matures within three years of its issuance,
(ii) the issuer or obligor in respect thereof is the Company or another entity reasonably acceptable to the Investor Representative and (iii) the financial and other terms and conditions are consistent with market terms for similar "bridge" financing instruments, including with respect to increasing interest rates and prepayment provisions, and are otherwise reasonably acceptable to the Investor Representative. It is agreed that any subset of the Realization Sale Rightholders may exercise the rights under this Section 7.3 in any manner which does not alter the requirement that all (but not less than all) Phase Two Shares be purchased as provided above.

            (b) The right of the Realization Sale Rightholders to purchase the Phase Two Shares under Section 7.3(a) shall be exercisable by delivering written notice (the "Realization Sale Right Notice") of the exercise thereof, prior to the expiration of the Realization Sale Rightholder Option Period, to the Phase Two Group, with a copy to the Company; provided that if the Family Shareholders are the Realization Sale Rightholders, the Family Representative shall deliver one Realization Sale Right Notice to the Investor Representative on behalf of the Family Shareholders, and if the Investors are the Realization Sale Rightholders, the Investor Representative shall deliver one Realization Sale Right Notice to the Family Representative on behalf of the Investors. The Realization Sale Right Notice shall break down the total number of Phase Two Shares by the number of Phase Two Shares each Realization Sale Rightholder has agreed to purchase pursuant to this Section 7.3. The giving of such Realization Sale Right Notice shall constitute a binding obligation to purchase the Phase Two Shares in accordance with Section 7.3(c). The failure of the Realization Sale Rightholders to respond within the Realization Sale Rightholder Option Period to the Realization Sale Notice shall be deemed to be a waiver of the Realization Sale Rightholders' rights under this Section 7.3; provided that the Realization Sale Rightholders may waive their rights under this Section 7.3 by giving written notice to the Phase Two Group, with a copy to the Company.

            (c) The closing of the purchase of Phase Two Shares subscribed for by the Realization Sale Rightholders under this Section 7.3 shall be held at the executive offices of the Company at, not later than the sixtieth day after the giving of the Realization Sale Notice pursuant to Section 7.2 or at such other time and place as the Investor Representative and the Family Representative may mutually agree. At such closing, the Phase Two Group shall deliver certificates representing the Phase Two Shares, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Phase Two Shares shall be free and clear of all Liens (other than those arising hereunder and those attributable to actions by the purchasers thereof) and the Phase Two Group shall so represent and warrant, and shall further represent and warrant that it is the sole beneficial and record owner of such Phase Two Shares. Each Realization Sale Rightholder purchasing Phase Two Shares shall deliver at the closing payment in full for the Phase Two Shares purchased by it or him. At such closing, all of the parties to the transaction shall take such other action and execute such additional documents as are otherwise necessary or appropriate.

            (d) Upon delivery of the Realization Sale Right Notice, the
Company shall, if requested by the Phase Two Group, pay as compensation to any Realization Sale Purchaser whose offer as set forth in a Realization Sale Notice is matched by the Realization Sale Rightholders under this Section 7.3 a fee equal to 2% of the total equity value of the Company implied by proposed Realization Sale Transaction, plus reimbursement of such Realization Sale Purchaser's reasonable out-of pocket expenses excluding any third party investment banking, financing or commitment fees.

            Section 7.4. Drag-Along Rights. If the Realization Sale Notice has been given pursuant to Section 7.2 and the Realization Sale Rightholders do not elect to exercise their rights under Section 7.3, the Phase Two Group shall accept the Realization Sale Transaction offered by the Realization Sale Purchaser and shall send written notice (the "Drag-Along Notice") to the other Shareholders (the "Drag-Along Sellers"), with a copy to the Company, notifying them that they will be required to sell all (but not less than all) of their Equity Securities in the Realization Sale Transaction. Upon receipt of a Drag-Along Notice, each Drag-Along Seller receiving such notice shall be obligated to (i) sell all of its Equity Securities in the Realization Sale Transaction at a purchase price per share equal to the Realization Sale Price and upon the Realization Sale Terms (including payment of its pro rata share of all costs associated with such transaction) and (ii) otherwise take all necessary action in its capacity as a shareholder to cause the consummation of such Realization Sale Transaction, including voting its Equity Securities in favor of such Realization Sale Transaction and not exercising any appraisal rights in connection therewith. The obligations of the Drag-Along Sellers in respect of such Realization Sale Transaction are subject to the condition that no Drag-Along Seller shall be obligated under the terms of any agreement respecting such Realization Sale Transaction to indemnify any Person in an amount greater than the proceeds to be received by such Drag-Along Seller in such Realization Sale Transaction.

            Section 7.5. Restrictions on Realization Process. Notwithstanding anything in this Article VII to the contrary, (i) the provisions of this Article VII shall terminate upon the earlier of a Qualified Public Offering or either Representative ceasing to have the right to nominate Directors pursuant to
Section 4.1(a); (ii) the Board shall not be obligated to approve any Liquidity Event resulting from Phase One or any Realization Sale Transaction resulting from

Phase Two; (iii) the Family Representative has the right to reject, in its sole discretion, any Person as a Realization Sale Purchaser for non-commercial reasons; and (iv) no Liquidity Event or Realization Sale Transaction may be consummated if it would result in a default, acceleration or debt repurchase event under any material financing instrument of the Company, unless all necessary consents and/or waivers relating to such instrument have been obtained.


                                  ARTICLE VIII
                             FEES AND OTHER PAYMENTS

            Section 8.1. Heartland Fee. Immediately after the Effective Time, the Company shall pay a fee related to obtaining financing, meeting with rating agencies and other expenses of 1% of the total enterprise value of the Company (calculated as of the Effective Time) to Heartland Industrial Associates L.L.C. or its designated affiliates.

            Section 8.2. Advisors' Fees. At or immediately following the Effective Time, the Company shall reimburse the Investor Representative and the Family Representative for all out-of-pocket expenses, including without limitation legal and investment banking fees and expenses, incurred at or prior to the Effective Time by the Investors and the Family Shareholders, respectively, with respect to this Agreement and the transactions contemplated hereby, and the Recapitalization Agreement and the transactions contemplated thereby and the other elements of the Transaction. Notwithstanding the foregoing sentence, financing and investment banking fees and expenses shall be limited to the amounts set forth on Schedule F.

                                   ARTICLE IX
                         OTHER COVENANTS AND AGREEMENTS

            Section 9.1. Family Representative. Each Family Shareholder constitutes and appoints Crandall Close Bowles, or any successor as determined by the following sentence, as his, her or its representative and agent in connection with this Agreement (the "Family Representative") and hereby grants unto said Family Representative full power and authority to do and perform each and every act and thing specified in this Agreement to be done or performed by the Family Representative; provided that nothing herein shall preclude the Family Representative from entering into separate agreements with any Family Shareholder for the purpose of allocating any rights of the Family Shareholders among the Family Shareholders; provided, however, that no such agreement may relieve any Family Shareholder of its obligations as a Shareholder hereunder. Family Shareholders holding a majority of the shares of Company Common Stock held by all Family Shareholders may, at any time, replace the then current Family Representative with a successor Family Representative by providing written notice of such succession to the Company and the Investor Representative.

            Section 9.2. Investor Representative. Each Investor constitutes and appoints Heartland, or any successor thereto or other Heartland Entity identified in a written notice to the Company and the Family Representative, as its representative and agent in connection with this Agreement (the "Investor Representative") and hereby grants unto said Investor Representative full power and authority to do and perform each and every act and thing specified in this Agreement to be done or performed by the Investor Representative; provided that nothing herein shall preclude the Investor Representative from entering into separate agreements with any

Investor for the purpose of allocating any rights of the Investors among the Investors; provided, however, that no such agreement may relieve any Investor of its obligations as a Shareholder hereunder.

            Section 9.3. Confidentiality. (a) No Shareholder shall, and each Shareholder shall cause its Affiliates not to, use for any purpose or disclose to any Person (other than to other Shareholders and advisors retained in connection with this Agreement and in connection with any proposed Transfer of Equity Interests permitted hereby if the proposed transferor agrees to be bound by the provisions hereof), any Confidential Information, except as required by applicable laws or regulations. In the event any Shareholder or any of its Affiliates is required to disclose any Confidential Information under any law or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or process to which a Shareholder is subject), such Person shall, to the extent practicable, promptly notify the other Shareholders of such requirement so that such other Shareholders may seek an appropriate protective order or similar relief.

            (b) "Confidential Information" means (i) any information concerning the Company and Subsidiaries, and Persons which become Subsidiaries, or the financial condition, business, operations or prospects of the Company and Subsidiaries, and Persons which become Subsidiaries, in the possession of or furnished to any Shareholder (including by virtue of its present or former right to designate a Director) and (ii) any information concerning this Agreement or the transactions contemplated by this Agreement; provided that the term "Confidential Information" does not include information which (x) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or its partners, directors, officers, employees, agents, counsel, investment advisors or representatives (collectively, "Shareholder Representatives") in violation of this Agreement, (y) is or was available to such Shareholder on a non-confidential basis prior to its disclosure to such Shareholder or Shareholder Representatives by the Company or (z) was or becomes available to such Shareholder on a non-confidential basis from a source other than the Company, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Shareholder's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another Person with respect to such information.

            Section 9.4. Financial Information and Other Reports. The Company shall prepare and furnish to the Investor Representative and the Family
Representative:

            (a) for delivery to all Shareholders, as soon as available, and in any event within 90 days, after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and the consolidated Subsidiaries as at the end of such year and the related audited consolidated statement of operations, changes in equity (deficit) and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, together with all notes and schedules required by GAAP, and audited by a nationally recognized independent auditing firm;

            (b) for delivery to all Shareholders, as soon as available, and in any event within 45 days, after the end of each fiscal quarter, except the fourth fiscal quarter, an unaudited consolidated balance sheet of the Company and the consolidated Subsidiaries as of the end of such quarter, and the related unaudited consolidated statement of operations, changes in equity (deficit) and cash flows for such quarter and for the current fiscal year to date, setting forth in each case in comparative form the figures for such quarter in the previous fiscal year and for the corresponding portion of the previous fiscal year;

            (c) as soon as available, and in any event within 15 days, after the end of each month, except for any month the end of which corresponds to the end of a fiscal quarter, a consolidated balance sheet of the Company and the consolidated Subsidiaries as of the end of such month, and the related consolidated statement of operations for such month and for the current fiscal year to date, setting forth in each case in comparative form the figures for such month in the previous fiscal year and the corresponding portion of the previous fiscal year; and

            (d) such other business and financial data as the Investor Representative or Family Representative may reasonably request from time to time; provided that access to highly confidential proprietary information and facilities need not be provided to Persons other than the Representatives and their agents, employees and advisors.

All such financial statements shall present fairly in all material respects the consolidated financial condition of the Company and the consolidated Subsidiaries as at the applicable dates, and the consolidated results of their operations, changes in equity (deficit) and cash flows for the periods reflected therein, and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (in the case of the financial statements referred to in Sections 7.3(b), (c) and (d), subject to normal year-end adjustments). In addition, the Company shall make its senior management available to the Investors and the Family Shareholders at reasonable times and upon reasonable notice and, in any event, for an annual meeting among management, the Investors and the Family Shareholders at which the budget for the following fiscal year shall be presented and for quarterly meetings among management, the Heartland Entities and the Family Representative.

            Section 9.5. Further Assurances. Each Shareholder shall, from time to time, take such other action and execute and deliver, or cause to be executed and delivered, such additional documents and instruments as the other parties may reasonably request to carry out the intent and purposes of this Agreement and consummate the transactions contemplated by this Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

            Section 10.1.  Effectiveness; Termination. (a) Except for
Articles II and III and the relevant provisions of Article I and this Article X, which are effective as of the date hereof, this Agreement shall be effective, and the rights and obligations of the parties under this Agreement shall commence, without any action or notice by any party, as of the Effective Time. No party shall have any right or obligation under this Agreement prior to the Effective Time, other than for any inaccuracy in or breach of any representation or warranty provided in Article II or breach of any covenant provided in Article III.

            (b) This Agreement shall terminate without any action or notice by any party (i) upon either the Investors or the Family Shareholders ceasing to hold at least 3% of the shares of Company Common Stock outstanding, calculated on a fully diluted basis, following the Effective Time, (ii) at any time by written agreement of the Investor Representative (on behalf of the Investors), the Family Representative (on behalf of the Family Shareholders), Newco and, in the event such termination occurs prior to the Effective Time, the Company and
(iii) upon the termination of the Recapitalization Agreement in accordance with the terms thereof; provided that (x) in the case of subclause (i), the registration rights of the Investors and the Family Shareholders provided under
Article VI and related provisions under this Article X shall survive the termination of this Agreement and (y) in the case of subclause (iii), Section 3.1(b) shall survive the termination of this Agreement until October 24, 2001.

            (c) All of the provisions of this Agreement shall apply to all Equity Interests now owned or which may be issued or Transferred hereafter to, or owned by, any Shareholder.

            Section 10.2. Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT REGARD TO ANY PRINCIPLES OR RULES OF CONFLICTS OF LAWS THEREOF.

            (b) Nothing herein shall be construed to limit the discretion of any individual acting in his or her capacity as a director of the Company.

            Section 10.3. Jurisdiction; Waiver of Jury Trial. (a) Each of the parties hereto irrevocably and unconditionally (i) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in the federal or state courts of South Carolina (each, a "South Carolina Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in any South Carolina Court, and any claim that any such action or proceeding brought in any South Carolina Court has been brought in an inconvenient forum, and (iii) submits to the non-exclusive jurisdiction of South Carolina Courts in any suit, action or proceeding. Each of the parties agrees that a judgment in any suit, action or proceeding brought in a South Carolina Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

            (b) Each of the parties agrees and acknowledges that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement.

            Section 10.4. Amendment; Waiver Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by (i) Family Shareholders holding a majority of the shares of Company Common Stock held by all Family Shareholders, (ii) the Investor Representative on behalf of the Investors and (iii) the Company. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

            Section 10.5. Assignment; No Third Party Beneficiaries. (a) Except as permitted by Section 5.1, this Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; provided that any Person acquiring Equity Interests in accordance with the provisions hereof shall, upon the delivery of the Joinder Agreement contemplated by Section 5.2, become a "Shareholder," "Investor" or "Family Shareholder," as applicable.

            (b) This Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof, except that Sections 3.1, 3.2(c), 3.3, 10.1,
10.4 and 10.6 and this Section 10.5(b) are also for the benefit of, and may be enforced by, the Company.

            Section 10.6. Notices. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be in writing and shall be deemed duly and validly given on the date of delivery if delivered personally or by telecopy (upon confirmation of delivery) or one day after being sent by overnight courier service, at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

            (i)       if to any Investor to:

                      Heartland Industrial Partners, L.P.
                      55 Railroad Avenue, 1st Floor
                      Greenwich, Connecticut 06830
                      Attn: David A. Stockman
                      Fax:  (203) 861-2722

                      with a copy to:

                      Cahill Gordon & Reindel
                      80 Pine Street
                      New York, New York 10005
                      Attn: W. Leslie Duffy, Esq.
                            Jonathan A. Schaffzin, Esq.
                      Fax:  (212) 269-5420

            (ii)      if to any Family Shareholder to:

                      Springs Industries, Inc.
                      205 North White Street
                      Fort Mill, South Carolina 29715
                      Attn: Crandall C. Bowles
                      Fax:  (803) 547-1636

                      with a copy to:

                      Wachtell, Lipton, Rosen & Katz
                      51 West 52nd Street
                      New York, New York 10019-6150
                      Attn: Elliott Stein
                      Fax:  (212) 403-2228

            (iii)     if to Newco (prior to the Effective Time) to:

                      Heartland Springs Investment Company, Inc.
                      c/o Heartland Industrial Partners, L.P.
                      55 Railroad Avenue, 1st Floor
                      Greenwich, Connecticut 06830
                      Attn: David A. Stockman
                      Fax:  (203) 861-2722

                      with a copy to:

                      Cahill Gordon & Reindel
                      80 Pine Street
                      New York, New York 10005
                      Attn: W. Leslie Duffy, Esq.
                            Jonathan A. Schaffzin, Esq.
                      Fax:  (212) 269-5420

            (iv)      if to the Company (prior to the Effective Time) to:

                      Springs Industries, Inc.
                      205 North White Street
                      Fort Mill, South Carolina 29715

                      Attn: Charles W. Coker
                      Fax:  (803) 547-3766


            (v)       if to the Company (after the Effective Time) to:

                      Springs Industries, Inc.
                      205 North White Street
                      Fort Mill, South Carolina 29715
                      Attn: Secretary
                      Fax:  (803) 547-3766


            Section 10.7. Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

            Section 10.8. Specific Performance. Each of the parties hereto acknowledges that there may be no adequate remedy at law for the failure by such party to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages. Accordingly, each of the parties hereto agrees that its agreement contained herein may be specifically enforced without the requirement of posting a bond or other security, in addition to all other remedies available to the parties hereto under this Agreement or otherwise.

            Section 10.9. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

            Section 10.10. Integration. This Agreement, including the Schedules hereto, constitute the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings or agreements relating to the subject matter hereof and thereof.

            Section 10.11. Section Headings. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            Section 10.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date above written.


                                    Heartland Entities


                                    HEARTLAND INDUSTRIAL PARTNERS, L.P.

                                    By:  Heartland Industrial Associates L.L.C.,
                                         its General Partner

                                    By:  /s/ David A. Stockman
                                        --------------------------------
                                        Name:  David A. Stockman
                                        Title: Senior Managing Director


                                    HEARTLAND INDUSTRIAL PARTNERS (F1), L.P.

                                    By:  Heartland Industrial Associates
                                         L.L.C., its General Partner

                                    By:  /s/ David A. Stockman
                                        -------------------------------------
                                        Name: David A. Stockman
                                        Title: Senior Managing Director


                                    HEARTLAND INDUSTRIAL PARTNERS (E1), L.P.

                                    By:  Heartland Industrial Associates L.L.C.,
                                         its General Partner

                                    By:  /s/ David A. Stockman
                                        ------------------------------------
                                        Name: David A. Stockman
                                        Title: Senior Managing Director

                                    HEARTLAND INDUSTRIAL PARTNERS (K1), L.P.

                                    By:  Heartland Industrial Associates L.L.C.,
                                         its General Partner

                                    By:  /s/ David A. Stockman
                                        ------------------------------------
                                        Name: David A. Stockman
                                        Title: Senior Managing Director


                                    HEARTLAND INDUSTRIAL PARTNERS (C1), L.P.

                                    By:  Heartland Industrial Associates L.L.C.,
                                         its General Partner

                                    By:  /s/ David A. Stockman
                                        ------------------------------------
                                        Name: David A. Stockman
                                        Title: Senior Managing Director

                                          Family Shareholders

CRANDALL C. BOWLES

                                    SIGNATURE


                                    By: /s/ Crandall C. Bowles
                                        ------------------------------------
                                        Name: Crandall C. Bowles

LEROY S. CLOSE

                                    SIGNATURE


                                    By: /s/ Leroy S. Close
                                        ------------------------------------
                                        Name: Leroy S. Close

 THE SPRINGS COMPANY

                                    SIGNATURE


                                    THE SPRINGS COMPANY

                                    By:  /s/ William G. Taylor
                                        ------------------------------------
                                        Name: William G. Taylor
                                        Title:  President

KANAWHA INSURANCE COMPANY


                                    SIGNATURE


                                    KANAWHA INSURANCE COMPANY

                                    By: /s/ William G. Taylor
                                       --------------------------------------
                                       Name: William G. Taylor
                                       Title: Director

TRUST NO. 3-M

                                    SIGNATURES


                                    THE SPRINGS COMPANY, as Trustee

                                    By: /s/ William G. Taylor
                                       -------------------------------------
                                       Name: William G. Taylor
                                       Title: President

TRUST NO. T-3
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Frances A. Close
                                       -------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patrice Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derrick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 3-3
                                    SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patrice Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derrick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-A-3


                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-B-3

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-C-3

                                    SIGNATURES


                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee



                                    By: /s/ William G. Taylor
                                       ------------------------------------
                                       Name: William G. Taylor, as Trustee

TRUST NO. 12-3

                                    SIGNATURES


                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee



                                    By: /s/ William G. Taylor
                                       ------------------------------------
                                       Name: William G. Taylor, as Trustee

 TRUST NO. 4-M

                                    SIGNATURES


                                    THE SPRINGS COMPANY, as Trustee

                                    By: /s/ William G. Taylor
                                       ------------------------------------
                                       Name: William G. Taylor
                                       Title: President

TRUST NO. T-4
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patrice Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derrick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 3-4
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patrice Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

 TRUST NO. 11-A-4

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       -----------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       -----------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-B-4

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-C-4

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 12-4

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

 TRUST NO. 5-M

                                    SIGNATURES


                                    THE SPRINGS COMPANY, as Trustee

                                    By: /s/ William G. Taylor
                                       ------------------------------------
                                       Name: William G. Taylor
                                       Title: President

TRUST NO. T-5
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Patricia Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 3-5
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Patrice Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-A-5

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-B-5

                                   SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-C-5

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 12-5

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

 TRUST NO. 6-M

                                    SIGNATURES


                                    THE SPRINGS COMPANY, as Trustee

                                    By: /s/ William G. Taylor
                                       ------------------------------------
                                       Name: William G. Taylor
                                       Title: President

TRUST NO. T-6
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 3-6
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-A-6

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-B-6

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-C-6

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 12-6

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. T-7
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patricia Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 3-7
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patricia Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-A-7

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-B-7

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-7

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 12-7

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 8-M

                                    SIGNATURES


                                    THE SPRINGS COMPANY, as Trustee

                                    By: /s/ William G. Taylor
                                       ------------------------------------
                                       Name: William G. Taylor
                                       Title:   President

TRUST NO. T-8
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patricia Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close., as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 3-8
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patricia Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Derick S. Close
                                       ------------------------------------
                                       Name: Derick S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-A-8

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-B-8

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-C-8

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 12-8

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

 TRUST NO. 9-M

                                    SIGNATURES


                                    THE SPRINGS COMPANY, as Trustee

                                    By: /s/ William G. Taylor
                                       ------------------------------------
                                       Name: William G. Taylor
                                       Title: President

TRUST NO. T-9
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patricia Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 3-9
                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ Frances A. Close
                                       ------------------------------------
                                       Name: Frances A. Close, as Trustee



                                    By: /s/ Leroy S. Close
                                       ------------------------------------
                                       Name: Leroy S. Close, as Trustee



                                    By: /s/ Patricia Close
                                       ------------------------------------
                                       Name: Patricia Close, as Trustee



                                    By: /s/ Elliott S. Close
                                       ------------------------------------
                                       Name: Elliott S. Close, as Trustee



                                    By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                       Name: Hugh W. Close, Jr., as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-A-9

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-B-9

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-C-9

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 12-9

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 10-M


                                    SIGNATURES


                                    THE SPRINGS COMPANY, as Trustee

                                    By: /s/ William G. Taylor
                                       ------------------------------------
                                       Name: William G. Taylor
                                       Title: President

TRUST NO. 10-A

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       -----------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 10-D

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 10-E

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

 TRUST NO. 11-A-10

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-B-10

                                    SIGNATURES


                                    By: /s/ Anne S. Close
                                       ------------------------------------
                                       Name: Anne S. Close, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 11-C-10

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

TRUST NO. 12-10

                                    SIGNATURES


                                    By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                       Name: Crandall C. Bowles, as Trustee



                                    By: /s/ James Bradley
                                       ------------------------------------
                                       Name: James Bradley, as Trustee

                                    HEARTLAND SPRINGS INVESTMENT COMPANY, INC.


                                    By: /s/ David A. Stockman
                                       ------------------------------------
                                       Name: David A. Stockman
                                       Title: President




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The undersigned hereby acknowledges
and accepts her appointment as the Family
Representative pursuant to Section 9.1.


/s/ Crandall C. Bowles
-----------------------------
Crandall C. Bowles





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Heartland Industrial Partners, L.P. hereby
acknowledges and accepts its appointment as the Investor Representative pursuant to
Section 9.2.

By:  Heartland Industrial Associates L.L.C.,
     its General Partner

By: /s/ David A. Stockman
    -------------------------------
      Name: David A. Stockman
      Title: Senior Managing Director